Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2024
Trade and other receivables and other current assets
Trade and other receivables and other current assets

20. Trade and other receivables and other current assets

	December 31,
	2024	2023

	(Euro, in thousands)
Trade receivables	€32,471	€17,494
Current contingent consideration receivable	4,742	—
Prepayments	103	738
Other receivables	10,160	10,217
Trade and other receivables	47,476	28,449
Accrued income	835	508
Deferred charges	30,214	14,632
Other current assets	31,049	15,140
Total trade and other receivables & other current assets	€78,525	€43,589

The carrying value of trade and other receivables & other current assets approximate their fair value.

The increase in deferred charges mainly related to $15.0 million in R&D funding paid to Adaptimmune which will gradually be released in R&D expenses over the R&D period.

We refer to note 5 for more information on the current contingent consideration receivable.

On December 31, 2024, we had a provision for expected credit losses of €9.6 million, for two disputed invoices. We did not account for a provision for expected credit losses relating to all our other trade and other receivables since we don’t have a history of credit losses and we are not aware of any forward-looking information that could materially influence the credit risk.